                                                                   EXHIBIT B

                                                                   EXHIBIT 10.26





                      Cimaron Communications Corporation

                           1998 Stock Incentive Plan
                           -------------------------


1.   Purpose
     -------

     The purpose of this 1998 Stock Incentive Plan (the "Plan") of Cimaron Communications Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Cimaron Communications Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration, Delegation
     --------------------------

     (a)  Administration by Board of Directors. The Plan will be administered
          ------------------------------------
by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b)  Delegation to Executive Officers. To the extent permitted by
          --------------------------------
applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

     (c)  Appointment of Committees. To the extent permitted by applicable law,
          -------------------------
the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $.001 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act." All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in
Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.   Stock Available for Awards
     --------------------------

     (a)  Number of Shares. Subject to adjustment under Section 8, Awards may
          ----------------
be made under the Plan for up to 2,556,250 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b)  Per-Participant Limit. Subject to adjustment under Section 8, for
          ---------------------
Awards granted after the Common Stock is registered under the Exchange Act, the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5.   Stock Options
     -------------

     (a) General. The Board may grant options to purchase Common Stock (each, an
         -------
"Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) Incentive Stock Options. An Option that the Board intends to be an
         -----------------------
incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereto which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price. The Board shall establish the exercise price at the
         --------------
time each Option is granted and specify it in the applicable option agreement.

     (d) Duration of Options. Each Option shall be exercisable at such times
         -------------------
and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     (e) Exercise of Option. Options may be exercised only by delivery to the
         ------------------
Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an
         ---------------------
Option granted under the Plan shall be paid for as follows:

         (1)  in cash or by check, payable to the order of the Company;

         (2)  except as the Board may otherwise provide in an Option Agreement,
(i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price or (iii) delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

          (3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) by payment of such other lawful consideration as the Board may determine; or

          (4) any combination of the above permitted forms of payment.

6.   Restricted Stock
     ----------------

     (a)  Grants. The Board may grant Awards entitling recipients to acquire
          ------
shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

     (b)  Terms and Conditions. The Board shall determine the terms and any such
          --------------------
Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Other Stock-Based Awards
     ------------------------

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   Changes in Capitalization: Acquisition Events
     ---------------------------------------------

     (a)  Changes in Capitalization. In the event of any stock split, reverse
          -------------------------
stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of security available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(b) also applies to any event, Section 8(b) shall be applicable to such event, and this
Section 8(a) shall not be applicable.

     (b)  Acquisition Events
          ------------------

          (1)  Consequences of Acquisition Events. Upon the occurrence of an
               ----------------------------------
Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that outstanding Awards other than Restricted Stock Awards shall be assumed, or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; provided, however, that if the
                                            --------  -------
acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Awards, then:

     (i) with respect to outstanding Options, the Board shall (x) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event except to the extent exercised by the Participants before the consummation of such Acquisition Event and/or (y) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options;

     (ii) with respect to outstanding Restricted Stock Awards, the repurchase and other rights of the Company under such Award shall inure to the benefit of the Company's successor and shall apply to the securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Award; and

     (iii) with respect to other outstanding Awards, the Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

           (2) Definition. An "Acquisition Event" shall mean: (a) any merger or
               ----------
consolidation of the Company with or into another entity, other than one in which the Common Stock is not converted into or exchanged for the right to receive cash, securities or other property, (b) any sale of all or substantially all of the assets of the Company or (c) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

9.   General Provisions Applicable to Awards
     ---------------------------------------

     (a)   Transferability of Awards. Except as the Board may otherwise
           -------------------------
determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b)   Documentation. Each Award under the Plan shall be evidenced by a
           -------------
written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c)   Board Discretion. Except as otherwise provided by the Plan, each type
           ----------------
of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     (d)   Termination of Status. The Board shall determine the effect on an
           ---------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) Withholding. Each Participant shall pay to the Company, or make
         -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) Amendment of Award. The Board may amend, modify or terminate any
         ------------------
outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) Conditions on Delivery of Stock. The Company will not be obligated to
         -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) Acceleration. The Board may at any time provide that any Options shall
         ------------
become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.  Miscellaneous
     -------------

     (a) No Right To Employment or Other Status. No person shall have any
         --------------------------------------
claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable
         ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option is adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the close of business on the record date for such stock dividend and the close of business on the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) Effective Date and Term of Plan. The Plan shall become effective on the
         -------------------------------
date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan
         -----------------
or any portion thereof at any time.

     (e) Governing Law. The provisions of the Plan and all Awards made hereunder
         -------------
shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                      Cimaron Communications Corporation

                          Restricted Stock Agreement
                    Granted Under 1998 Stock Incentive Plan
                    ---------------------------------------

     AGREEMENT made this ___ day of __________, 19__, between Cimaron Communications Corporation, a Delaware corporation (the "Company"), and ________________________ (the "Participant").

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.   Purchase of Shares.
     -------------------

   The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 1998 Stock Incentive Plan (the "Plan")______ shares (the "Shares") of common stock, $.001 par value, of the Company ("Common Stock"), at a purchase price of $._______ per share. The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2.   Purchase Option.
     ----------------

   (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to ___________ [five years from employment or commencement], the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for a sum of $______ per share (the "Option Price"), some or all of the Unvested Shares. "Unvested Shares" means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company. The "Applicable Percentage" shall begin as 100% and shall be reduced according to the schedule on Exhibit A.
                   ---------

(b) Notwithstanding the foregoing, in the event of an Acquisition of the Company (as defined below), the Applicable Percentage shall, immediately prior to the Closing of the Acquisition, be decreased by (i) 20% of the total number of Shares, if the Participant has been employed by the Company for 12 or more months prior to the Acquisition, or (ii) 10% of the total number of Shares, if the Participant has been employed by the Company for less than 12 months prior to the Acquisition. Thereafter, the Applicable Percentage shall be reduced in accordance with the total schedule set forth in the immediately preceding paragraph, except that such schedule shall be shortened by 12 months (in the case of an Applicable Percentage reduction under clause (i) above) or six months (in the case of an Applicable Percentage reduction under clause (ii) above).

(c) "Acquisition" shall mean (i) the consolidation or merger of the Company (other than a merger to reincorporate the Corporation in a different jurisdiction) into or with any other entity or entities in which the shares of the Corporation outstanding immediately prior to the closing of such event represent or are converted into shares of the surviving or resulting entity that represent less than a majority of the total number of shares of the surviving or resulting entity that are outstanding or are reserved for issuance upon the exercise or conversion of outstanding securities immediately after the closing of such event, or (ii) the sale or transfer of fifty percent (50%) or more of the capital stock of the Corporation in a single transaction or series of related transactions or (iii) the sale of all or substantially all of the assets of the Company.

(d) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

3.        Exercise of Purchase Option and Closing.
          ----------------------------------------

  (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

  (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Participant (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in the amount of the aggregate Option Price therefor.

  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

  (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

  (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

4.        Restrictions on Transfer.
          ------------------------

  (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

  (b) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares to or for the benefit of any parent, spouse, child or grandchild, or to a trust for their benefit, provided that such
                                                  --------
     Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or

  (c) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.

5.        Right of First Refusal.
          ----------------------

  (a) If the Participant proposes to transfer any Shares that are no longer subject to the Purchase Option (either because they are no longer Unvested Shares or because the Purchase Option expired unexercised), then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares he proposes to transfer the ("Offered Shares"), the price per share and all other material terms and conditions of the transfer.

  (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth
                     -------- ----
     in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

  (c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on
                          -------- ----
     terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

  (d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

  (e) The following transactions shall be exempt from the provisions of this Section 5:

     (i) a transfer of Shares to or for the benefit of any parent, spouse, child or grandchild of the Participant, or to a trust for their benefit;

     (ii) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

     (iii) any transfer of the shares pursuant to the sale of all or substantially all of the business of the Company; provided, however, that in the case of a transfer pursuant
          --------  -------
          to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

  (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

  (g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

     (i) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act at a price to the public of at least $5.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) resulting in gross proceeds to the Company of at least $10,000,000; or

     (ii)           an Acquisition.

6.          Agreement in Connection with Public Offering.
            --------------------------------------------

The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such initial public offering.

7.             Effect of Prohibited Transfer.
               ------------------------------

The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

8.             Escrow.
               -------

The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit B. The Joint Escrow Instructions shall be delivered to the
---------
Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

9.             Restrictive Legend.
               -------------------

All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     (i) "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

     available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

12.       Withholding Taxes; Section 83(b) Election.
          ------------------------------------------

  (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

  (b) The Participant acknowledges that he has been informed of the availability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.

     (ii) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

10.          Provisions of the Plan.
             -----------------------

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

11.          Investment Representations.
             ---------------------------

The Participant represents, warrants and covenants as follows:

  (a) The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

  (b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

  (c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

  (d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

  (e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be

13.       Severability.
          ------------

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

14.       Waiver.
          -------

Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

15.       Binding Effect.
          ---------------

This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

16.       Notice.
          -------

All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 16.

17.       Pronouns.
          ---------

Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

18.       Entire Agreement.
          -----------------

This Agreement and the Plan constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

19.       Amendment.
          ----------

This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

20.       Governing Law.
          -------------

     This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             CIMARON COMMUNICATIONS
                                              CORPORATION


                                             By:____________________________
                                             Title:_________________________
                                                     200 Brickstone Square
                                                     Andover, MA 01810


                                             PARTICIPANT



                                             _______________________________
                                             Name: _________________________
                                             Address:_______________________
                                             _______________________________

                                   Exhibit A
                                   ---------

If Cessation of Employment Occurs:                        Applicable Percentage:
--------------------------------------------------------------------------------
Before [1 year from commencement]                                     100%

On or after [1 year] but before [1.25 years]                           80%

On or after [1.25 years] but before [1.50 years]                       75%

On or after [1.50 years] but before [1.75 years]                       70%

On or after [1.75 years] but before [2 years]                          65%

On or after [2 years] but before [2.25 years]                          60%

On or after [2.25 years] but before [2.50 years]                       55%

On or after [2.50 years] but before [2.75 years]                       50%

On or after [2.75 years] but before [3 years]                          45%

On or after [3 years] but before [3.25 years]                          40%

On or after [3.25 years] but before [3.50 years]                       35%

On or after [3.50 years] but before [3.75 years]                       30%

On or after [3.75 years] but before [4 years]                          25%

On or after [4 years] but before [4.25 years]                          20%

On or after [4.25 years] but before [4.50 years]                       15%

On or after [4.50 years] but before [4.75 years]                       10%

On or after [4.75 years] but before [5 years]                           5%

On or after [5 years]                                                  -0-

                                                                       Exhibit B
                                                                       ---------


                      CIMARON COMMUNICATIONS CORPORATION


                           Joint Escrow Instructions
                           -------------------------


                            ________________, 199__



Secretary
Cimaron Communications Corporation
200 Brickstone Square
Andover, MA 01810


Dear Sir:

     As Escrow Agent for Cimaron Communications Corporation, a Delaware corporation (the "Company"), and the undersigned Participant ("Holder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

1. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2. Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the "Closing") at the principal office of the

  Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

3. At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

4. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

9. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

10. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

11. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

12. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                              COMPANY:  Cimaron Communications Corporation
                              200 Brickstone Square
                              Andover, MA 01810

                              HOLDER:   Notices to Holder shall be sent to the
                              address set forth below Holder's signature below.


                              ESCROW AGENT:
                              Secretary
                              Cimaron Communications Corporation
                              200 Brickstone Square
                              Andover, MA 01810

          By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

          This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


                                   Very truly yours,


                                   CIMARON COMMUNICATIONS
                                   CORPORATION


                                   By:   _____________________________
                                   Title:_____________________________
                                             200 Brickstone Square
                                             Andover, MA 01810


                                   HOLDER:


                                   ___________________________________
                                   Name: _____________________________
ESCROW AGENT: Address:             Address: __________________________
                                                ______________________
                                                ______________________
_____________________________      Date Signed: ______________________

                      Cimaron Communications Corporation

                          Restricted Stock Agreement
                    Granted Under 1998 Stock Incentive Plan
                    ---------------------------------------


     AGREEMENT made this ___ day of___________, 199___, between Cimaron Communications Corporation, a Delaware corporation (the
"Company"), and __________________________ (the "Participant").

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.        Purchase of Shares.
          ------------------

     The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 1998 Stock Incentive Plan (the "Plan")______ shares (the "Shares") of common stock, $.001 par value, of the Company ("Common Stock"), at a purchase price of $.___ per share. The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2.        Purchase Option.
          ---------------

     (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to ___________ [five years from employment or commencement], the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for a sum of $___ per share (the "Option Price"), some or all of the Unvested Shares. "Unvested Shares" means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company. The "Applicable Percentage" shall begin as 100% and shall be reduced according to the schedule on Exhibit A.
                                  ---------

  (b) Notwithstanding the foregoing, in the event of an Acquisition of the Company (as defined below), the Applicable Percentage shall, immediately prior to the closing of the Acquisition, be decreased by (i) 20% of the total number of Shares, if the Participant has been employed by the Company for 12 or more months prior to the Acquisition, or (ii) 30% of the total number of Shares, if the Participant has been employed by the Company for less than 12 months prior to the Acquisition. Thereafter, the Applicable Percentage shall be reduced in accordance with the total schedule set forth in the immediately preceding paragraph, except that such schedule shall be shortened by 12 months (in the case of an Applicable Percentage reduction under clause (i) above) or 18 months (in the case of an Applicable Percentage reduction under clause (ii) above), and further, if Participant's employment is terminated Without Cause (as defined below) prior to the first anniversary of the date of the Acquisition, 50% of such Participant's then remaining Unvested Shares shall become vested as of such date of termination.

     For the purposes of this Section 2(b) "Without Cause" shall mean
     (a) termination of the Participant's employment for any reason other than (1) the breach by such Participant of either the Noncompetition Agreement or the Nondisclosure and Developments Agreement entered into by such Participant in favor of the Company, (2) the commission by such Participant of an act of fraud or embezzlement, (3) the deliberate disregard by such Participant of the rules or policies of the Company, which disregard is not remedied within 30 days after written notice from the Company describing such disregard, or the commission by the Participant of any other action with the intent to injure materially the Company, (4) such Participant being found guilty or entering a plea of nolo contendre in a criminal court of a felony; or (5) such Participant's willful breach of duty or habitual neglect of duty, or refusal to comply with any reasonable or proper direction given by or on behalf of the Board of Directors which breach, neglect or refusal is not remedied within 30 days after written notice from the Company describing such breach, neglect or refusal, and (b) a material reduction of such Participant's responsibility or a reduction in such Participant's cash compensation without a correlating increase in other compensation or benefits or the required relocation of the Participant's principal place of employment to a new location more than sixty
     (60) miles distant from the immediately preceding principal place of employment.

  (c) "Acquisition" shall mean (i) the consolidation or merger of the Company (other than a merger to reincorporate the Corporation in a different jurisdiction) into or with any other entity or entities in which the shares of the Corporation outstanding immediately prior to the closing of such event represent or are converted into shares of the surviving or resulting entity that represent less than a majority of the total number of shares of the surviving or resulting entity that are outstanding or are reserved for issuance upon the exercise or conversion of outstanding securities immediately after the closing of such event, or (ii) the sale or transfer of fifty percent (50%) or more of the capital stock of the Corporation in a single transaction or series of related transactions or (iii) the sale of all or substantially all of the assets of the Company.

  (d) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the
     Company.
     3.     Exercise of Purchase Option and Closing.
       ----------------------------------------

  (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

  (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Participant (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in the amount of the aggregate Option Price therefor.

  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

  (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

  (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

4.     Restrictions on Transfer.
       -------------------------

  (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

  (b) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares to or for the benefit of any parent, spouse, child or grandchild, or to a trust for their benefit, provided that such
                                                  --------
     Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or

  (c) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.

5.     Right of First Refusal.
       -----------------------

  (a) If the Participant proposes to transfer any Shares that are no longer subject to the Purchase Option (either because they are no longer Unvested Shares or because the Purchase Option expired unexercised), then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares he proposes to transfer the ("Offered Shares"), the price per share and all other material terms and conditions of the transfer.

  (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set
                             -------- ----
     forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

  (c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on
                 -------- ----
       terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this
       Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in
       Section 4 and the right of first refusal set forth in this
       Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

   (d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

   (e) The following transactions shall be exempt from the provisions of this Section 5:

       (i) a transfer of Shares to or for the benefit of any parent, spouse, child or grandchild of the Participant, or to a trust for theft benefit;

       (ii) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

       (iii) any transfer of the shares pursuant to the sale of all or substantially all of the business of the Company; provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

   (f)     The Company may assign its rights to purchase Offered
       Shares in any particular transaction under this Section 5 to one or more persons or entities.

   (g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

       (i) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act at a price to the public of at least $5.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) resulting in gross proceeds to the Company of at least $10,000,000; or

       (ii)         an Acquisition.

6.         Agreement in Connection with Public Offering.
           --------------------------------------------

The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such initial public offering.

7.         Effect of Prohibited Transfer.
           -----------------------------

The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

8.         Escrow.
           ------

The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit B. The Joint Escrow Instructions shall be delivered to the
---------
Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

9.         Restrictive Legend.
           ------------------

All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

      (i) "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

      (ii) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

10.          Provisions of the Plan.
             ----------------------

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

11.          Investment Representations.
             --------------------------

The Participant represents, warrants and covenants as follows:

   (a) The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

   (b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

   (c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

   (d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

   (e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

12.          Withholding Taxes; Section 83(b) Election.
             ------------------------------------------

   (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

   (b) The Participant acknowledges that he has been informed of the availability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.

13.          Severability.
             ------------

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

14.          Waiver.
             ------

Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

15.          Binding Effect.
             --------------

This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

16.          Notice.
             ------

All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 16.

17.          Pronouns.
             --------

Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

18.          Entire Agreement.
             ----------------

This Agreement and the Plan constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

19.          Amendment.
             ---------

This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

20.          Governing Law.
             --------------

     This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             CIMARON COMMUNICATIONS

                                             CORPORATION


                                             By:____________________________
                                             Title:_________________________
                                                     200 Brickstone Square
                                                     Andover, MA 01810


                                             PARTICIPANT


                                             _______________________________
                                             Name:__________________________
                                             Address:_______________________
                                                     _______________________

                                   Exhibit A
                                   ---------

If Cessation of Employment Occurs:                     Applicable Percentage:
--------------------------------------------------------------------------------

Before [1 year from commencement]                              100%

On or after [1 year] but before [1.25 years]                    80%

On or after [1.25 years] but before [1.50 years]                75%

On or after [1.50 years] but before [1.75 years]                70%

On or after [1.75 years] but before [2 years]                   65%

On or after [2 years] but before [2.25 years]                   60%

On or after [2.25 years] but before [2.50 years]                55%

On or after [2.50 years] but before [2.75 years]                50%

On or after [2.75 years] but before [3 years]                   45%

On or after [3 years] but before [3.25 years]                   40%

On or after [3.25 years] but before [3.50 years]                35%

On or after [3.50 years] but before [3.75 years]                30%

On or after [3.75 years] but before [4 years]                   25%

On or after [4 years] but before [4.25 years]                   20%

On or after [4.25 years] but before [4.50 years]                15%

On or after [4.50 years] but before [4.75 years]                10%

On or after [4.75 years] but before [5 years]                    5%

On or after [5 years]                                           -0-

                                                                       Exhibit B
                                                                       ---------


                       CIMARON COMMUNICATIONS CORPORATION


                           Joint Escrow Instructions
                           -------------------------



                            ________________, 199__



Secretary
Cimaron Communications Corporation
200 Brickstone Square
Andover, MA 01810

Dear Sir:

     As Escrow Agent for Cimaron Communications Corporation, a Delaware corporation (the "Company"), and the undersigned Participant ("Holder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

1. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2. Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the "Closing") at the principal office of the

     Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

3. At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

4. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

9. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

10. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

11. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

12. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                              COMPANY:  Cimaron Communications Corporation
                              200 Brickstone Square
                              Andover, MA 01810

                              HOLDER:   Notices to Holder shall be sent to the
                              address set forth below Holder's signature below.

                              ESCROW AGENT:
                              Secretary
                              Cimaron Communications Corporation
                              200 Brickstone Square
                              Andover, MA 01810

     By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

     This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


                              Very truly yours,


                              CIMARON COMMUNICATIONS
                              CORPORATION


                              By:_____________________________
                              Title:__________________________
                                      200 Brickstone Square
                                      Andover, MA 01810


                              HOLDER:


                              ________________________________
                              Name:___________________________
ESCROW AGENT:                 Address:________________________
                                      ________________________
________________________      Date Signed: ___________________

                      Cimaron Communications Corporation
                       Incentive Stock Option Agreement
                    Granted Under 1998 Stock Incentive Plan
                    ---------------------------------------



1.   Grant of Option.
     ---------------

This agreement evidences the grant by Cimaron Communications Corporation, a Delaware corporation (the "Company") on GRANT DATE (the "Grant Date") to NAME (the "Participant"), an employee of the Company, of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of NUMBER shares of common stock (the "Shares"), $.001 par value per share, of the Company ("Common Stock") at $PRICE per Share. Unless earlier terminated, this option shall expire ten years from the Grant Date (the "Final Exercise Date").

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     ----------------

The date to be used for determining vesting of this option ("Vesting Effective Date") shall be HIRE DATE. This option will become exercisable ("vest") as to 20% of the original number of Shares on the first anniversary of the Vesting Effective Date and as to an additional 5% of the original number of Shares at the end of each successive full three-month period following the first anniversary of the Vesting Effective Date until the fifth anniversary of the Vesting Effective Date. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

Notwithstanding the foregoing, in the event of an Acquisition of the Company (as defined below), the number of Shares for which the option is vested shall, immediately prior to the Closing of the Acquisition, be increased by (i) 20% of the original number of Shares covered by this option, if the Participant has been employed by the Company for 12 or more months prior to the Acquisition, or
(ii) 10% of the original number of Shares covered by this option, if the Participant has been employed by the Company for less than 12 months prior to the Acquisition. The remaining unvested shares shall vest in accordance with their original vesting schedule, except that such schedule shall be shortened by 12 months (in the case of an acceleration under clause (i) above) or six months (in the case of an acceleration under clause (ii) above).

"Acquisition" shall mean (i) the consolidation or merger of the Company (other than a merger to reincorporate the Corporation in a different jurisdiction) into or with any other entity or entities in which the shares of the Corporation outstanding immediately prior to the closing of such event represent or are converted into shares of the surviving or resulting entity that represent less than a majority of the total number of shares of the surviving or resulting entity that are outstanding or are reserved for issuance upon the exercise or conversion of outstanding securities immediately after the closing of such event, or (ii) the sale or transfer of fifty percent (50%) or more of the capital stock of the Corporation in a single transaction or series of related transactions or (iii) the sale of all or substantially all of the assets of the Company.


3.   Exercise of Option.
     ------------------

     (a)  Form of Exercise. Each election to exercise this option shall be in
          ----------------
          writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b)  Continuous Relationship with the Company Required. Except as otherwise
          -------------------------------------------------
          provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (1) of the Code (an "Eligible Participant").

     (c)  Termination of Relationship with the Company. If the Participant
          --------------------------------------------
          ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall
                                                -------- ----
          be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

     (d)  Exercise Period Upon Death or Disability. If the Participant dies or
          ----------------------------------------
          becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that
                                                               -------- ----
          this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e)  Discharge for Cause. If the Participant, prior to the Final Exercise
          -------------------
          Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   Right of First Refusal.
     ----------------------

     (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

     (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set
                                  -------- ----
          forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

     (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

     (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that
                                                                  -------- ----
          such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (e)  The following transactions shall be exempt from the provisions of this
          Section 4:

          (1) any transfer of Shares to or for the benefit of any parent, spouse, child or grandchild of the Participant, or to a trust for their benefit;

          (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

          (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

          provided, however, that in the case of a transfer pursuant to
          --------- -------
          clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

     (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

          (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act at a price to the public of at least $5.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) resulting in gross proceeds to the Company of at least $10,000,000; or

          (2)  an Acquisition.

     (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.   Agreement in Connection with Public Offering.
     --------------------------------------------

The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.   Withholding.
     -----------

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. The participant may provide for the payment of withholding taxes with shares of Common Stock.

7.   Nontransferability of Option.
     ----------------------------

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.   Disqualifying Disposition.
     -------------------------

If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.   Provisions of the Plan.
     ----------------------

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.


                              CIMARON COMMUNICATIONS CORPORATION


Dated: ________________       By:  _____________________

                              Name:  Ram Sudireddy

                              Title: President & CEO



                            PARTICIPANTS ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.



          PARTICIPANT:   ______________________________

               Address:  ______________________________

                         ______________________________

                      Cimaron Communications Corporation
                       Incentive Stock Option Agreement
                    Granted Under 1998 Stock Incentive Plan
                    ---------------------------------------

1.   Grant of Option.
     ---------------

This agreement evidences the grant by Cimaron Communications Corporation, a Delaware corporation (the "Company") on GRANT DATE (the "Grant Date") to NAME (the "Participant"), an employee of the Company, of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of NUMBER shares of common stock (the "Shares"), $.001 par value per share, of the Company ("Common Stock") at $PRICE per Share. Unless earlier terminated, this option shall expire ten years from the Grant Date (the "Final Exercise Date").

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     ----------------

The date to be used for determining vesting of this option ("Vesting Effective Date") shall be HIRE DATE. This option will become exercisable ("vest") as to 20% of the original number of Shares on the first anniversary of the Vesting Effective Date and as to an additional 5% of the original number of Shares at the end of each successive full three-month period following the first anniversary of the Vesting Effective Date until the fifth anniversary of the Vesting Effective Date. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     (a) Notwithstanding the foregoing, in the event of an Acquisition of the Company (as defined below), the number of Shares for which the option is vested shall, immediately prior to the Closing of the Acquisition, be increased by (i) 20% of the original number of Shares covered by this option, if the Participant has been employed by the Company for 12 or more months prior to the Acquisition, or (ii) 30% of the original number of Shares covered by this option, if the Participant has been employed by the Company for less than 12 months prior to the Acquisition. The remaining unvested shares shall vest in accordance with their original vesting schedule, except that such schedule shall be shortened by 12 months (in the case of an acceleration under clause
          (i) above) or 18 months (in the case of an acceleration under clause
          (ii) above), and further, if Participant's employment is terminated Without Cause (as defined below) prior to the first anniversary of the date of the Acquisition, 50% of such Participant's then remaining Unvested Shares shall become vested as of such date of termination.

     (b) "Acquisition" shall mean (i) the consolidation or merger of the Company (other than a merger to reincorporate the Corporation in a different jurisdiction) into or with any other entity or entities in which the shares of the Corporation outstanding immediately prior to the closing of such event represent or are converted into shares of the surviving or resulting entity that represent less than a majority of the total number of shares of the surviving or resulting entity that are outstanding or are reserved for issuance upon the exercise or conversion of outstanding securities immediately after the closing of such event, or (ii) the sale or transfer of fifty percent (50%) or more of the capital stock of the Corporation in a single transaction or series of related transactions or (iii) the sale of all or substantially all of the assets of the Company.

3.   Exercise of Option.
     ------------------

     (a)  Form of Exercise. Each election to exercise this option shall be in
          ----------------
          writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b)  Continuous Relationship with the Company Required. Except as otherwise
          -------------------------------------------------
          provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c)  Termination of Relationship with the Company. If the Participant
          --------------------------------------------
          ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall
                                                -------- ----
          be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

     (d)  Exercise Period Upon Death or Disability. If the Participant dies or
          ----------------------------------------
          becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that
                                                               -------- ----
          this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e)  Discharge for Cause. If the Participant, prior to the Final Exercise
          -------------------
          Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   Right of First Refusal.
     ----------------------

     (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

     (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set
                                  -------- ----
          forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

     (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

     (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that
                                                                  -------- ----
          such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (e)  The following transactions shall be exempt from the provisions of this
          Section 4:

     (1) any transfer of Shares to or for the benefit of any parent, spouse, child or grandchild of the Participant, or to a trust for their benefit;

     (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

     (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

     provided, however, that in the case of a transfer pursuant to clause (1)
     --------- -------
     above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this
     Section 4.

     (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

     (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

          (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act at a price to the public of at least $5.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) resulting in gross proceeds to the Company of at least $10,000,000; or

          (2)  an Acquisition.

     (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.   Agreement in Connection with Public Offering.
     --------------------------------------------

The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.   Withholding.
     -----------

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. The participant may provide for the payment of withholding taxes with shares of Common Stock.

7.   Nontransferability of Option.
     ----------------------------

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.   Disqualifying Disposition.
     -------------------------

If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.   Provisions of the Plan.
     ----------------------

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.


                              CIMARON COMMUNICATIONS CORPORATION


Dated: ________________       By:  _____________________

                              Name:  Ram Sudireddy

                              Title: President & CEO



                            PARTICIPANTS ACCEPTANCE


The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.



          PARTICIPANT:   ______________________________

               Address:  ______________________________

                         ______________________________